SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                 November 18, 2016

PERMA-FIX ENVIRONMENTAL SERVICES, INC
(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code        (770) 587-9898

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition

On November 18, 2016 at 11:00 A.M. ET, Perma-Fix Environmental Services, Inc. (the “Company”) will hold a conference call broadcast live over the Internet. A press release dated November 17, 2016 announcing the conference call, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A transcript of the conference call will also be available on the Company’s web page at www.perma-fix.com.

On November 18, 2016, the Company issued a press release to report its financial results for the three and nine months ended September 30, 2016. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information combined in this Item 2.02 of this Form 8-K and the Exhibits attached hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)       Exhibits

Exhibit Number	Description
99.1	Press release dated November 17, 2016
99.2	Press release dated November 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

Dated:	November 18, 2016	By:	/s/ Ben Naccarato
Ben Naccarato
Vice President and
Chief Financial Officer